                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 811-05045 for Hartford Index HLS Fund, Inc. on Form N-1A.


                                            /s/ Arthur Andersen LLP



Hartford, Connecticut
April 23, 2002